UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 5, 2005 (August 4, 2005)

Entrust Financial Services, Inc.
(Exact Name of registrant as specified in its charter)

Colorado	000-23965	84-1374481
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6795 E. Tennessee Ave., 5th Floor, Denver, CO	80224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 322-6999

N/A
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item  2.01.    Completion of Acquisition or Disposition of Assets.

     On August 5, 2005, Entrust Financial Services, Inc., a Colorado corporation (the “Company”), closed the Common Stock Purchase Agreement dated May 12, 2005 (the “Purchase Agreement”), with Arnold P. Kling (who subsequently assigned his interests under the Purchase Agreement to Moyo Partners, LLC) and R&R Biotech Partners, LLC (collectively, the “ENFN Stock Purchasers”), pursuant to which the Company sold, in a private placement transaction, 49,500,000 shares of its common stock to the ENFN Stock Purchasers in exchange for aggregate gross proceeds to the Company of $500,000 (the “Entrust Financial Stock Sale”). The Entrust Financial Stock Sale was approved by the Company’s shareholders on July 26, 2005. The Company’s shareholders will not receive any consideration in the Entrust Financial Stock Sale, but shareholders of record as of July 25, 2005 will receive a one time aggregate dividend of $400,000, or approximately $0.153 per share. The remaining $100,000 of the consideration paid by the ENFN Stock Purchasers will be used to satisfy or reserve for the Company’s remaining liabilities and to pay the expenses related to the Entrust Financial Stock Sale.

Section 3—Securities and Trading Markets

   Item  3.02.    Unregistered Sales of Equity Securities.

     On August 5, 2005, the Company closed the Entrust Financial Stock Sale, pursuant to which the Company sold 49,500,000 shares of its common stock to the ENFN Stock Purchasers for a purchase price of $500,000. The shares of the Company’s common stock sold in the Entrust Financial Stock Sale were issued to the ENFN Stock Purchasers, both accredited investors, pursuant to the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended, and regulations promulgated thereunder.

Section 5—Corporate Governance and Management

Item  5.01.    Changes in Control of Registrant.

     Immediately following the closing of the Entrust Financial Stock Sale, the ENFN Stock Purchasers acquired 49,500,000 shares, or approximately 95%, of the Company’s issued and outstanding common stock for an aggregate purchase price of $500,000 (paid pro rata). The source of funds used by the ENFN Stock Purchasers was their respective working capital. Prior to the Entrust Financial Stock Sale, no single shareholder had voting control of the Company. After the closing of the Entrust Financial Stock Sale, R&R Biotech Partners, LLC controls 39,600,000 shares of the Company’s common stock (approximately 76% of the Company’s issued and outstanding stock) and has voting control of the Company.

     The Company is presently authorized to issue 100,000,000 shares of common stock. Prior to the closing, as of August 2, 2005, 2,612,295 shares of our common stock were issued and outstanding. After the closing, as of August 5, 2005, 52,112,295 shares of common stock are issued and outstanding.

     The following table sets forth, immediately following the closing, certain information regarding beneficial ownership of the Company’s outstanding shares of common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
R&R Biotech Partners LLC(1)	39,600,000	75.99%
330 Madison Avenue, 27th Floor
New York, NY 10017
Moyo Partners, LLC (2)	9,900,000	19.00%
444 East 86th Street, PHF
New York, NY 10028
All other holders	2,612,295	5.01%
TOTAL	52,112,295	100.00%

(1)	ARF Trust, Steven A Horowitz, Trustee and Edward Rubin indirectly control R&R Biotech Partners, LLC and therefore are the beneficial owners of the shares held by this entity.

(2)	Arnold Kling controls Moyo Partners, LLC and therefore is the beneficial owner of the shares held by this entity.

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Immediately following the closing of the Entrust Financial Stock Sale, Kate Longenecker and Linda Elliot resigned from the Company’s board of directors and Jeffrey D. Rudolf and Krista Sweat resigned as officers of the Company. Steve Johnson, a member of the board of directors, also tendered his resignation to be effective following the expiration of the 10-day period beginning on the date of the filing of an information statement with the Securities and Exchange Commission required pursuant to Rule 14f-1 promulgated under the Securities Exchange Act of 1934.

     Immediately following the closing of the Entrust Financial Stock Sale, Arnold P. Kling was appointed to serve as a director of the Company. Following the effectiveness of Mr. Johnson’s resignation, Mr. Kling will be the sole director of the Company. Mr. Kling was also appointed by the board of directors to be the Company’s president immediately following the closing of the Entrust Financial Stock Sale. In addition, immediately following the closing of the Entrust Financial Stock Sale, Kirk M. Warshaw was appointed by the Company’s board of directors as the Company’s Chief Financial Officer and secretary.

     Arnold P. Kling is 47 years old. Since 1999, Mr. Kling has been the President of Adelphia Holdings, LLC, a merchant-banking firm. Prior to joining Adelphia Holdings, from 1995 to 1999 he was managing director and general counsel of GH Venture Partners, LLC, a private equity and merchant banking boutique, and from 1993 to 1995 he was Executive Vice President and General Counsel of Buckeye Communications, Inc., a Nasdaq listed licensing and entertainment/multimedia company. From 1990 through 1993, Mr. Kling practiced corporate law as an associate and partner with Newman, Tannenbaum, Helpern, Syracuse & Hirschtritt in New York, New York. Mr. Kling received his Bachelor of Science degree from New York University in International Business in 1980 and his Juris Doctor degree from Benjamin Cardozo School of Law in 1983. Since January 2004, Mr. Kling has been the sole Director and Chief Executive Officer of Twin Lakes, Inc., a publicly reporting, non-trading company.

     Mr. Kling is the sole managing member of Moyo Partners, LLC which beneficially owns 9,900,000 shares of the Company’s common stock or approximately 19% of the issued and outstanding common stock. Mr. Kling has sole voting and dispositive power over such shares of the Company’s common stock.

     Kirk M. Warshaw is 47 years old. Mr. Warshaw is a financial professional who, since 1990, has provided clients in a multitude of different industries advice on accounting, corporate finance, and general business matters. Prior to starting his own consulting firm, from 1983 to 1990, he held the various titles of Controller, CFO, President, and CEO at three separate financial institutions in New Jersey. From 1980 through 1983, Mr. Warshaw was a Senior Accountant at the public accounting firm of Deloitte, Haskins & Sells. Mr. Warshaw is a 1980 graduate of Lehigh University and has been a CPA in New Jersey since 1982. Mr. Warshaw is currently the Chief Financial Officer of two publicly reporting companies, a Director of Empire Financial Holding Company(AMEX:EFH),and a Director of two privately owned entities.

Item  5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On August 4, 2005, in anticipation of the closing of the Entrust Financial Stock Sale, the board of directors of the Company, voted to amend the bylaws of the Company to allow the size of the board to be from one to seven members. Previously, the bylaws allowed the size of the Company’s board of directors to be from three to seven members. A copy of the Certificate of Amendment to the bylaws is attached to this Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Section 9—Financial Statements and Exhibits

Item  9.01.    Financial Statements and Exhibits.

(c)   Exhibits

Exhibit              Description

3.1	Certificate of Amendment to the Amended and Restated Bylaws of Entrust Financial Service, Inc.

10.1

Common Stock Purchase Agreement dated May 12, 2005 among the Company, Arnold P. Kling (who subsequently assigned his interests to Moyo Partners, LLC) and R&R Biotech Partners, LLC, filed as Exhibit 10.1 to the Form 8-K dated May 13, 2005 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2005

ENTRUST FINANCIAL SERVICES, INC. By: /s/ Jeffrey D. Rudolph Jeffrey D. Rudolph Chief Executive Officer

Exhibit Index

Exhibit              Description

3.1	Certificate of Amendment to the Amended and Restated Bylaws of Entrust Financial Service, Inc.

10.1

Common Stock Purchase Agreement dated May 12, 2005 among the Company, Arnold P. Kling (who subsequently assigned his interests to Moyo Partners, LLC) and R&R Biotech Partners, LLC, filed as Exhibit 10.1 to the Form 8-K dated May 13, 2005 and incorporated herein by reference.